UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
George Putnam Balanced Fund

Putnam Investments

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2013

Class IA: $8.51	Class IB: $8.49

Total return at net asset value

					George
				Barclays U.S.	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
6/30/13)	shares*	shares*	Value Index	Bond Index	Index

6 months	8.52%	8.39%	15.90%	–2.44%	8.30%

1 year	14.98	14.88	25.32	–0.69	14.44

5 years	17.55	16.15	38.11	28.78	41.64
Annualized	3.29	3.04	6.67	5.19	7.21

10 years	45.69	42.27	111.73	55.59	99.97
Annualized	3.83	3.59	7.79	4.52	7.18

Life	65.11	59.75	122.64	127.88	146.38
Annualized	3.36	3.14	5.42	5.58	6.13

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How did the fund perform during the first six months of 2013?

Equity and bond markets diverged for most of the period. Stock prices, particularly in the United States, moved ahead, reaching milestone highs for some major indexes, before falling off in late May and June on fears of rising interest rates. Bond prices tended to move in the opposite direction, selling off across most market sectors as investors worried about when and how the Federal Reserve might begin to pull back on its stimulative, bond-buying program. The resulting run-up in stock prices and sell-off in bonds were reflected in a solid, single-digit gain for the fund, whose roughly 60%/40% allocation between equities and bonds achieved its objective of providing the upside growth potential of stocks, balanced by the risk protection of high-grade bonds. For the six months ended June 30, 2013, the fund finished roughly in line with its blended benchmark. The equity portion of the portfolio performed slightly under its benchmark, the Russell 1000 Value Index, its bias toward owning large, well-established companies detracting a bit, especially during the first three months of the year, when the cyclical rally in equities was at its height. While the bond portfolio’s absolute return was slightly negative, its tilt toward owning high-quality corporate debt helped it outperform its fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, whose return was more influenced by the weaker performance of U.S. Treasuries.

What more can you tell us about the fund’s bond portfolio?

Our fixed-income portfolio is made up mainly of U.S. Treasuries, agency securities, and high-grade corporate bonds. We’ve been configuring the portfolio so as to de-emphasize Treasuries and agencies in favor of high-quality corporates, which have offered more attractive yield spreads. With the bond market struggling of late and not offering a lot of compelling opportunities, we actively trimmed some of our bond exposure and kept the proceeds of those sales invested in cash. This cash position lowered our bond exposure relative to the blended benchmark, which helped a bit, but the negligible returns offered by cash investments were a modest drag on the fund’s overall performance.

What drove the performance of the equity portfolio?

We prefer owning a lot of high-quality, mega-cap stocks in the equity portfolio, names that have well-established operations and typically deliver steady earnings growth. Conservative portfolios such as this tend to perform better in tougher markets, as we had late in the period, and don’t do as well when the market is surging, as it was in first quarter of 2013. For the full six-month period, the portfolio’s performance versus the Russell 1000 Value Index was helped by being underweight in the materials and energy sectors, which were two of the market’s weakest performers, given the slowing growth of most global economies. Opportune stock selection in the financials and telecommunication services sectors also provided a lift. On the flip side, the fund’s relative performance was hurt by security selection in the information technology sector, where out-of-benchmark picks in two underperforming names — one a major manufacturer of consumer electronics, the other an industry leader in enterprise storage — were among the biggest detractors.

What is your outlook for the markets for the remainder of the year?

In terms of business and economic fundamentals, we are generally constructive in our view of the markets. At the same time, however, we’ve seen equity valuations run up for a long while, which might tend to make one somewhat less inclined to play thematic or macroeconomic strategies, and focus more on fundamental, bottom-up, company-specific ideas, now that valuations are so stretched. Since fundamental analysis is how we run the fund in the first place, there is probably not a lot we would do to alter our current positioning on the equity side. While the threat of rising interest rates has injected some volatility into the bond markets recently, we don’t expect rates to suddenly spike but rather to continue to be range-bound for the near term. As a result, we believe the environment for corporate credit and other spread-sector bond categories may continue to be favorable.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Kevin F. Murphy joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.77	$5.06	$3.66	$4.91

Ending value
(after expenses)	$1,085.20	$1,083.90	$1,021.17	$1,019.93

Annualized
expense ratio	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (60.6%)*	Shares	Value

Banking (8.2%)
Bank of America Corp.	109,900	$1,413,314

Bank of New York Mellon Corp. (The)	23,400	656,370

BB&T Corp.	20,000	677,600

Capital One Financial Corp.	12,900	810,249

Citigroup, Inc.	35,150	1,686,146

Comerica, Inc.	15,100	601,433

JPMorgan Chase & Co.	60,300	3,183,236

PNC Financial Services Group, Inc.	8,500	619,820

Regions Financial Corp.	56,100	534,633

State Street Corp.	17,600	1,147,696

U.S. Bancorp	38,900	1,406,235

Wells Fargo & Co.	31,400	1,295,878

		14,032,610
Basic materials (1.4%)
Alcoa, Inc.	20,100	157,182

Dow Chemical Co. (The)	9,000	289,530

E.I. du Pont de Nemours & Co.	9,800	514,500

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	9,400	259,534

HB Fuller Co.	8,400	317,604

International Paper Co.	4,400	194,964

Nucor Corp.	6,200	268,584

PPG Industries, Inc.	1,900	278,179

Rio Tinto PLC ADR (United Kingdom)	2,300	94,484

		2,374,561
Capital goods (2.8%)
Cummins, Inc.	2,800	303,688

Eaton Corp PLC	9,800	644,938

Emerson Electric Co.	3,100	169,074

Illinois Tool Works, Inc.	9,300	643,281

Ingersoll-Rand PLC	4,500	249,840

Lockheed Martin Corp.	3,000	325,380

McDermott International, Inc. †	26,700	218,406

Northrop Grumman Corp.	6,200	513,360

Parker Hannifin Corp.	4,800	457,920

Raytheon Co.	9,700	641,364

Staples, Inc.	6,700	106,262

United Technologies Corp.	4,900	455,406

		4,728,919
Communication services (2.8%)
AT&T, Inc.	27,900	987,660

Comcast Corp. Class A	28,300	1,185,203

Juniper Networks, Inc. †	6,000	115,860

Time Warner Cable, Inc.	3,500	393,680

Verizon Communications, Inc.	23,140	1,164,868

Vodafone Group PLC ADR (United Kingdom)	34,700	997,278

		4,844,549
Conglomerates (1.4%)
3M Co.	3,000	328,050

General Electric Co.	53,700	1,245,303

Tyco International, Ltd.	24,600	810,570

		2,383,923
Consumer cyclicals (6.2%)
ADT Corp. (The) †	8,050	320,793

Bed Bath & Beyond, Inc. †	12,100	857,890

CBS Corp. Class B	8,900	434,943

Ford Motor Co.	51,000	788,970

COMMON STOCKS (60.6%)* cont.	Shares	Value

Consumer cyclicals cont.
General Motors Co. †	7,800	$259,818

Hasbro, Inc.	5,100	228,633

Home Depot, Inc. (The)	4,500	348,615

Johnson Controls, Inc.	19,600	701,484

Kimberly-Clark Corp.	1,700	165,138

Macy’s, Inc.	17,100	820,800

Marriott International, Inc. Class A	9,818	396,353

Owens Corning, Inc. †	7,800	304,824

PulteGroup, Inc. †	15,400	292,138

Target Corp.	15,800	1,087,988

Time Warner, Inc.	24,100	1,393,461

TJX Cos., Inc. (The)	6,000	300,360

Twenty-First Century Fox, Inc.	14,500	472,700

Viacom, Inc. Class B	7,800	530,790

Wal-Mart Stores, Inc.	1,500	111,735

Walt Disney Co. (The)	11,600	732,540

		10,549,973
Consumer finance (0.3%)
American Express Co.	6,200	463,512

		463,512
Consumer staples (4.4%)
Altria Group, Inc.	12,900	451,371

Avon Products, Inc.	5,800	121,974

Coca-Cola Co. (The)	6,700	268,737

Coca-Cola Enterprises, Inc.	17,300	608,268

Colgate-Palmolive Co.	3,900	223,431

CVS Caremark Corp.	19,300	1,103,574

General Mills, Inc.	10,300	499,859

Kellogg Co.	6,300	404,649

Lorillard, Inc.	5,000	218,400

McDonald’s Corp.	4,700	465,300

PepsiCo, Inc.	3,700	302,623

Philip Morris International, Inc.	21,180	1,834,611

Procter & Gamble Co. (The)	10,500	808,395

Walgreen Co.	4,200	185,640

		7,496,832
Energy (7.6%)
Anadarko Petroleum Corp.	6,600	567,138

Chevron Corp.	9,200	1,088,728

ConocoPhillips	8,000	484,000

Exxon Mobil Corp.	43,100	3,894,084

Halliburton Co.	20,200	842,744

Marathon Oil Corp.	27,900	964,782

Noble Corp.	7,700	289,366

Occidental Petroleum Corp.	8,500	758,455

Phillips 66	2,600	153,166

Royal Dutch Shell PLC ADR (United Kingdom)	32,235	2,056,593

Schlumberger, Ltd.	4,676	335,082

Southwestern Energy Co. †	10,400	379,912

Suncor Energy, Inc. (Canada)	21,800	642,882

Total SA ADR (France)	8,100	394,470

Valero Energy Corp.	2,600	90,402

		12,941,804
Financial (0.3%)
CME Group, Inc.	6,700	509,066

		509,066
Health care (10.5%)
AstraZeneca PLC ADR (United Kingdom)	7,200	340,560

Baxter International, Inc.	14,000	969,780

4 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (60.6%)* cont.	Shares	Value

Health care cont.
Bristol-Myers Squibb Co.	7,700	$344,113

CareFusion Corp. †	13,700	504,845

CIGNA Corp.	12,800	927,872

Covidien PLC	12,525	787,071

Eli Lilly & Co.	8,200	402,784

GlaxoSmithKline PLC ADR (United Kingdom)	13,700	684,589

Johnson & Johnson	34,200	2,936,411

Medtronic, Inc.	9,800	504,406

Merck & Co., Inc.	31,500	1,463,175

Novartis AG ADR (Switzerland)	6,900	487,899

Pfizer, Inc.	58,515	1,639,005

Quest Diagnostics, Inc.	5,700	345,591

Sanofi ADR (France)	9,400	484,194

St. Jude Medical, Inc.	16,100	734,643

Stryker Corp.	7,000	452,760

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	13,000	509,600

Thermo Fisher Scientific, Inc.	11,400	964,782

UnitedHealth Group, Inc.	17,800	1,165,544

Zimmer Holdings, Inc.	8,500	636,990

Zoetis, Inc.	18,443	569,703

		17,856,317
Insurance (4.0%)
Aflac, Inc.	3,800	220,856

Allstate Corp. (The)	2,500	120,300

American International Group, Inc. †	15,900	710,730

Chubb Corp. (The)	6,400	541,760

Hartford Financial Services Group, Inc. (The)	15,900	491,628

Marsh & McLennan Cos., Inc.	21,900	874,248

MetLife, Inc.	24,500	1,121,120

Progressive Corp. (The)	6,400	162,688

Prudential Financial, Inc.	16,600	1,212,297

Sun Life Financial, Inc. (Canada)	9,500	281,390

Travelers Cos., Inc. (The)	12,800	1,022,976

		6,759,993
Investment banking/Brokerage (1.1%)
Charles Schwab Corp. (The)	23,200	492,536

Goldman Sachs Group, Inc. (The)	7,580	1,146,475

Morgan Stanley	11,550	282,167

		1,921,178
Real estate (0.4%)
Equity Residential Trust R	3,352	194,617

Prologis, Inc. R	4,872	183,772

Public Storage R	1,500	229,995

		608,384
Technology (5.8%)
Apple, Inc.	1,193	472,523

Cisco Systems, Inc.	53,400	1,298,154

EMC Corp. †	41,900	989,678

Hewlett-Packard Co.	8,400	208,320

Honeywell International, Inc.	19,900	1,578,865

IBM Corp.	3,000	573,330

Intel Corp.	14,100	341,502

L-3 Communications Holdings, Inc.	11,000	943,140

Micron Technology, Inc. †	20,000	286,600

Microsoft Corp.	24,500	845,985

NetApp, Inc. †	6,800	256,904

Oracle Corp.	8,800	270,336

Qualcomm, Inc.	6,500	397,020

SanDisk Corp. †	5,800	354,380

COMMON STOCKS (60.6%)* cont.	Shares	Value

Technology cont.
Texas Instruments, Inc.	11,400	$397,518

Xilinx, Inc.	10,500	415,905

Yahoo!, Inc. †	10,000	251,100

		9,881,260
Transportation (0.6%)
Delta Air Lines, Inc. †	14,800	276,908

FedEx Corp.	1,300	128,154

United Continental Holdings, Inc. †	10,700	334,803

United Parcel Service, Inc. Class B	3,800	328,624

		1,068,489
Utilities and power (2.8%)
Ameren Corp.	12,200	420,168

American Electric Power Co., Inc.	10,200	456,756

Calpine Corp. †	15,100	320,573

Dominion Resources, Inc.	4,600	261,372

Duke Energy Corp.	5,566	375,705

Edison International	13,500	650,160

Entergy Corp.	6,320	440,378

FirstEnergy Corp.	17,600	657,184

NextEra Energy, Inc.	4,600	374,808

PG&E Corp.	17,040	779,239

		4,736,343

Total common stocks (cost $69,486,514)		$103,157,713

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.8%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (7.8%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	$788,194	$857,395
5s, August 1, 2033	245,580	265,101
4 1/2s, August 1, 2041	843,149	893,969
4 1/2s, TBA, July 1, 2043	4,000,000	4,234,688
4s, TBA, July 1, 2043	2,000,000	2,084,219
3 1/2s, May 1, 2043	995,966	1,001,880
3 1/2s, TBA, July 1, 2043	1,000,000	1,015,625
3s, TBA, July 1, 2043	3,000,000	2,933,438

		13,286,315

Total U.S. government and agency mortgage
obligations (cost $13,513,706)		$13,286,315

U.S. TREASURY OBLIGATIONS (9.6%)*	Principal amount	Value

U.S. Treasury Notes
3 1/2s, February 15, 2018	$2,620,000	$2,883,126
3s, September 30, 2016	6,310,000	6,763,038
2 5/8s, April 30, 2016	2,250,000	2,376,018
1 3/4s, May 15, 2023	980,000	917,816
1s, August 31, 2016	750,000	755,766
0 5/8s, April 30, 2018	2,830,000	2,734,930

Total U.S. treasury obligations (cost $16,689,317)		$16,430,694

CORPORATE BONDS AND NOTES (13.8%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$37,000	$34,994

Agrium, Inc. sr. unsec. notes 3 1/2s, 2023 (Canada)	13,000	12,441

Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	35,000	33,186

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	38,000	46,891

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	60,000	71,197

Putnam VT George Putnam Balanced Fund 5

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	$40,000	$47,855

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	55,000	64,665

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	28,610

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	80,000	75,711

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	53,012

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	17,386

Eastman Chemical Co. sr. unsec.
unsub. notes 2.4s, 2017	20,000	20,035

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	35,000	38,765

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	174,069

International Paper Co. sr. unsec. notes 9 3/8s, 2019	63,000	82,175

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,572

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	42,855

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	52,000	51,178

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	30,106

Packaging Corp. of America sr. unsec.
unsub. notes 3.9s, 2022	45,000	44,138

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	55,000	66,572

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 5.2s, 2040 (Australia)	130,000	126,896

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.9s, 2022	33,000	34,056

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,393

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	35,044

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	50,979

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	145,000	167,398

Weyerhaeuser Co. sr. unsec. unsub. notes
7 3/8s, 2032 R	60,000	72,028

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	4,505

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s,
2016 (Canada)	95,000	103,631

		1,670,343
Capital goods (0.3%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	104,000	132,270

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	153,503

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	45,272

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	120,000	120,325

United Technologies Corp. sr. unsec. notes
5.7s, 2040	15,000	17,526

United Technologies Corp. sr. unsec.
unsub. notes 4 1/2s, 2042	35,000	34,514

United Technologies Corp. sr. unsec.
unsub. notes 3.1s, 2022	20,000	19,757

		523,167

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Communication services (1.2%)
American Tower Corp. sr. unsec.
unsub. notes 3 1/2s, 2023	$15,000	$13,755

American Tower REIT, Inc. sr. unsec.
unsub. notes 4 5/8s, 2015 R	85,000	89,824

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	200,000	229,652

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	169,000	147,035

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	28,289

CenturyLink, Inc. sr. unsec. debs. notes Ser. G,
6 7/8s, 2028	110,000	107,249

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	20,000	24,203

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	25,000	27,228

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	112,910

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,359

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	65,775

Orange S.A. sr. unsec. unsub. notes 4 1/8s,
2021 (France)	46,000	46,466

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	52,000	58,145

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	13,769

Rogers Communications, Inc. company guaranty
sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	35,000	32,214

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	192,636

SES 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	40,000	39,409

TCI Communications, Inc. company
guaranty sr. unsec. unsub. debs. 7 7/8s, 2026	45,000	59,557

Telecom Italia Capital SA company guaranty
sr. unsec. unsub. notes 6.175s, 2014 (Italy)	30,000	31,050

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 6.221s, 2017 (Spain)	125,000	136,313

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	98,368

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	61,205

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2041	50,000	43,748

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	136,826

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	172,688

		1,980,673
Consumer cyclicals (1.0%)
ADT Corp. (The) sr. unsec. unsub. notes 4 7/8s, 2042	42,000	35,656

ADT Corp. (The) sr. unsec. unsub. notes 3 1/2s, 2022	58,000	53,334

CBS Corp. company guaranty sr. unsec.
debs. notes 7 7/8s, 2030	110,000	140,154

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	69,063

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	20,000	20,877

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	135,048

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	75,000	79,595

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	$20,000	$23,564

Ford Motor Credit Co., LLC sr. unsec.
notes 4.207s, 2016	200,000	208,930

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s,
2040 (Mexico)	90,000	99,247

Hayatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	28,034

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	85,000	115,410

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	52,024

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	22,792

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	15,000	17,527

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	21,270

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	9,716

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2022	15,000	15,038

Marriott International, Inc. sr. unsec. unsub
notes 3s, 2019	45,000	45,618

News America Holdings, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	162,085

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	63,621

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	25,000	24,334

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	9,000	11,070

Time Warner Entertainment Co., LP company
guaranty sr. unsec. bonds 8 3/8s, 2033	5,000	5,893

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	15,000	18,684

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	57,214

Time Warner, Inc. company guaranty sr. unsec.
notes 4.7s, 2021	10,000	10,679

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	45,000	41,699

Toyota Motor Credit Corp. sr. unsec.
unsub. notes 3.3s, 2022	95,000	93,954

		1,682,130
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	21,000	27,918

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	29,000	38,407

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	160,000	147,345

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	36,670

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	144,959

Costco Wholesale Corp. sr. unsec.
unsub. notes 1.7s, 2019	15,000	14,423

CVS Pass-Through Trust 144A company
guaranty sr. notes 7.507s, 2032	162,836	200,672

Darden Restaurants, Inc. sr. unsec.
unsub. notes 6.8s, 2037	125,000	132,914

Delhaize Group company guaranty sr. unsec.
notes 5.7s, 2040 (Belgium)	95,000	90,250

Delhaize Group company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	40,000	41,204

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	$230,000	$306,757

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	5,000	5,947

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 5s, 2042	230,000	232,919

Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.4s, 2017	55,000	63,473

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	94,855

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	106,353

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	25,000	24,014

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.6s, 2016	70,000	79,068

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	107,921

		1,896,069
Energy (1.0%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	187,004

BP Capital Markets PLC company guaranty sr.
unsec. unsub. notes 4.742s, 2021 (United Kingdom)	100,000	108,809

BP Capital Markets PLC company guaranty sr.
unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	32,547

Cenovus Energy, Inc. sr. unsec.
unsub. notes 4.45s, 2042 (Canada)	35,000	31,662

DCP Midstream, LLC 144A sr. unsec. notes
5.35s, 2020	55,000	58,393

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	133,032

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	35,099

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	45,000	53,939

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	55,000	68,672

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,552

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	18,801

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	60,888

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	34,967

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	130,610

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	72,018

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 7 1/4s, 2018	140,000	152,740

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	55,000	58,288

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	164,241

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	93,214

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	138,202

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	40,881

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	74,408

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019 (Bermuda)	23,000	29,077

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.8s, 2037	$30,000	$31,432

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	39,097

		1,876,573
Financials (5.5%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	215,000	229,220

Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	98,531

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	64,599

American Express Co. sr. unsec. notes 2.65s, 2022	50,000	46,166

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068	114,000	139,080

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	173,489

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	83,740

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	75,000	73,406

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	205,000	231,126

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	120,000	152,183

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	302,882

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	234,737

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	52,393

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	85,000	76,551

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 5.186s, perpetual maturity (France)	130,000	123,500

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	160,000	168,689

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	15,000	18,900

Citigroup, Inc. sub. notes 5s, 2014	140,000	145,492

CNA Financial Corp. sr. unsec.
unsub. notes 5 3/4s, 2021	35,000	39,393

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	73,637

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	192,000

Credit Suisse of New York sr. unsec. notes 5.3s, 2019	100,000	112,499

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	115,877

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	17,249

EPR Properties unsec. notes 5 1/4s, 2023 R	50,000	48,591

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	125,490

GATX Financial Corp. notes 5.8s, 2016	80,000	88,157

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	215,000	222,794

General Electric Capital Corp. sr. unsec.
unsub. notes Ser. MTN, 5 7/8s, 2038	149,000	164,013

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	105,000	122,018

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	248,418

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	282,899

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	124,547

Health Care REIT, Inc. sr. unsec.
unsub. notes 3 3/4s, 2023 R	60,000	56,848

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	147,567

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	300,000	301,650

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Financials cont.
HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	$100,000	$101,625

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	46,350

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	110,000	124,300

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.275s, 2047	488,000	370,880

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	104,878

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	202,562

Loews Corp. notes 5 1/4s, 2016	35,000	38,377

Macquarie Bank Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	160,000	169,298

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	130,000	190,515

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2037	300,000	357,272

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	53,070

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	74,786

Nordea Bank AB 144A sub. notes 4 7/8s,
2021 (Sweden)	200,000	205,240

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	55,176

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	33,212

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	34,783

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	305,000	329,400

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	35,000	34,125

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	37,000	34,965

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	41,688

Rabobank Nederland 144A jr. unsec. sub. FRN
notes 11s, perpetual maturity (Netherlands)	75,000	96,188

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	40,000	39,208

Royal Bank of Scotland PLC (The) sr. sub. FRN
notes 9 1/2s, 2022 (United Kingdom)	140,000	154,851

Royal Bank of Scotland PLC (The) unsec.
sub. notes 6.1s, 2023 (United Kingdom)	40,000	37,495

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	106,211

Standard Chartered PLC 144A unsec.
sub. notes 3.95s, 2023 (United Kingdom)	250,000	232,562

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.273s, 2037	270,000	222,102

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	46,904

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	81,371

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	40,000	48,850

Travelers Property Casuality Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	40,000	53,233

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	336,629

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	100,385

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Financials cont.
Westpac Capital Trust III 144A unsec. sub. FRN
notes 5.819s, perpetual maturity	$140,000	$139,300

Willis Group Holdings, Ltd. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	119,093

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	30,000	32,175

		9,347,390
Government (0.4%)
International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	704,315

		704,315
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	58,709

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	31,984

Coventry Health Care, Inc. sr. unsec.
notes 5.45s, 2021	70,000	77,859

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	15,000	14,789

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	58,358

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,012

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	43,047

Actavis, Inc. sr. unsec. notes 4 5/8s, 2042	25,000	21,901

Actavis, Inc. sr. unsec. notes 3 1/4s, 2022	20,000	18,658

Actavis, Inc. sr. unsec. notes 1 7/8s, 2017	10,000	9,735

WellPoint, Inc. notes 7s, 2019	90,000	108,705

		461,757
Technology (0.1%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	80,000	71,027

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	47,000	47,294

Xerox Corp. sr. unsec. notes 6.35s, 2018	60,000	68,765

		187,086
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	90,219

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	44,594

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	13,150	14,005

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	48,183	50,592

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	28,816

Kansas City Southern de Mexico SA de CV 144A
sr. unsec. notes 2.35s, 2020 (Mexico)	7,000	6,690

Kansas City Southern Railway 144A sr. unsec.
notes 4.3s, 2043	13,000	11,683

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	65,935

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	94,617	110,229

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	20,000	20,887

		443,650
Utilities and power (1.6%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	60,182

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	20,000	19,372

Beaver Valley Funding Corp. sr. bonds 9s, 2017	23,000	23,347

CORPORATE BONDS AND NOTES (13.8%)* cont.	Principal amount	Value

Utilities and power cont.
Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	$120,000	$134,858

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	177,658	195,423

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	35,000	33,440

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	104,651

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	70,000	66,349

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	103,000

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	99,249

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	34,738

Electricite de France SA 144A sr. unsec.
notes 6.95s, 2039 (France)	100,000	122,839

Electricite de France SA 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	42,247

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	105,000	111,386

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	36,930

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	51,834

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	30,000	31,119

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	39,067

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	45,246

Kansas Gas and Electric Co. bonds 5.647s, 2021	35,771	37,370

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	12,401

Narragansett Electric Co./The 144A sr. unsec.
notes 4.17s, 2042	55,000	49,671

Nevada Power Co. mtge. notes 7 1/8s, 2019	45,000	55,731

Oncore Electric Delivery Co., LLC 144A
sr. notes 4.55s, 2041	60,000	56,909

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	54,271

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	30,000	33,984

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	37,000	41,265

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	5,067

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	230,291

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	99,000	102,465

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	17,482

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	135,000	178,744

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	150,000	156,426

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	33,237

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067	300,000	318,000

		2,738,591

Total corporate bonds and notes (cost $21,871,757)		$23,511,744

Putnam VT George Putnam Balanced Fund 9

CONVERTIBLE PREFERRED STOCKS (0.8%)*	Shares	Value

PPL Corp. $4.75 cv. pfd.	6,805	$357,603

PPL Corp. $4.375 cv. pfd.	5,136	277,909

United Technologies Corp. $3.75 cv. pfd.	9,731	577,632

Weyerhaeuser Co. cv. pfd. Ser. A, zero % †	4,470	228,015

Total convertible preferred stocks (cost $1,352,185)		$1,441,159

MORTGAGE-BACKED SECURITIES (0.4%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB
Ser. 05-1, Class A4, 5.284s, 2042	$247,392	$257,013

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	781,685	13,496
Ser. T-56, Class 1, IO, zero %, 2043	721,369	5,410
Ser. T-56, Class 2, IO, zero %, 2043	677,505	2,117
Ser. T-56, Class 3, IO, zero %, 2043	569,929	7,480

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.943s, 2032	43,784	23,205

GS Mortgage Securities Trust 144A Ser. 98-C1,
Class F, 6s, 2030	27,352	27,352

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	48,654	48,654
Ser. 99-C1, Class G, 6.41s, 2031	97,000	97,970
Ser. 98-C4, Class H, 5.6s, 2035	143,000	152,212

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.763s, 2049	95,248	95,915

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	213,344	32,002

Total mortgage-backed securities (cost $722,677)		$762,827

INVESTMENT COMPANIES (0.3%)*	Shares	Value

Vanguard MSCI Emerging Markets ETF	13,900	$539,042

Total investment companies (cost $559,867)		$539,042

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$38,918

IL State G.O. Bonds
4.421s, 1/1/15	65,000	67,776
4.071s, 1/1/14	185,000	187,823

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	64,858

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	39,294

Total municipal bonds and notes (cost $375,203)		$398,669

SHORT-TERM INVESTMENTS (12.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.03% L	21,520,251	$21,520,251

Total short-term investments (cost $21,520,251)		$21,520,251

Total investments (cost $146,091,477)		$181,048,414

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of
foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest
rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest
rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $170,282,809.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $8,433,867 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/13 (proceeds received	Principal	Settlement
$2,047,188) (Unaudited)	amount	date	Value

Federal National Mortgage Association, 3s,
July 1, 2043	$2,000,000	7/15/13	$1,955,625

Total			$1,955,625

10 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,374,561	$—	$—

Capital goods	4,728,919	—	—

Communication services	4,844,549	—	—

Conglomerates	2,383,923	—	—

Consumer cyclicals	10,549,973	—	—

Consumer staples	7,496,832	—	—

Energy	12,941,804	—	—

Financials	24,294,743	—	—

Health care	17,856,317	—	—

Technology	9,881,260	—	—

Transportation	1,068,489	—	—

Utilities and power	4,736,343	—	—

Total common stocks	103,157,713	—	—

Convertible preferred stocks	577,632	863,527	—

Corporate bonds and notes	—	23,511,744	—

Investment companies	539,042	—	—

Mortgage-backed securities	—	762,827	—

Municipal bonds and notes	—	398,669	—

U.S. government and agency mortgage obligations	—	13,286,315	—

U.S. treasury obligations	—	16,430,694	—

Short-term investments	21,520,251	—	—

Totals by level	$125,794,638	$55,253,776	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	—	(1,955,625)	—

Totals by level	$—	$(1,955,625)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 11

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $124,571,226)	$159,528,163

Affiliated issuers (identified cost $21,520,251) (Note 6)	21,520,251

Dividends, interest and other receivables	717,501

Receivable for investments sold	224,581

Receivable for sales of delayed delivery securities (Note 1)	2,348,267

Total assets	184,338,763

Liabilities

Payable to custodian	3,048

Payable for investments purchased	767,081

Payable for purchases of delayed delivery securities (Note 1)	10,796,370

Payable for shares of the fund repurchased	275,176

Payable for compensation of Manager (Note 2)	75,160

Payable for custodian fees (Note 2)	7,118

Payable for investor servicing fees (Note 2)	12,537

Payable for Trustee compensation and expenses (Note 2)	94,655

Payable for administrative services (Note 2)	305

Payable for distribution fees (Note 2)	18,365

TBA sale commitments, at value (proceeds receivable $2,047,188) (Note 1)	1,955,625

Other accrued expenses	50,514

Total liabilities	14,055,954

Net assets	$170,282,809

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$247,336,108

Undistributed net investment income (Note 1)	1,199,801

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(113,301,540)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	35,048,440

Total — Representing net assets applicable to capital shares outstanding	$170,282,809

Computation of net asset value Class IA

Net assets	$82,232,748

Number of shares outstanding	9,659,636

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.51

Computation of net asset value Class IB

Net assets	$88,050,061

Number of shares outstanding	10,375,071

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.49

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $14,236)	$1,385,729

Interest (including interest income of $6,661 from investments in affiliated issuers) (Note 6)	748,796

Total investment income	2,134,525

Expenses

Compensation of Manager (Note 2)	463,353

Investor servicing fees (Note 2)	87,921

Custodian fees (Note 2)	8,358

Trustee compensation and expenses (Note 2)	7,469

Distribution fees (Note 2)	114,151

Administrative services (Note 2)	1,989

Auditing and tax fees	37,190

Other	28,160

Total expenses	748,591

Expense reduction (Note 2)	(2,936)

Net expenses	745,655

Net investment income	1,388,870

Net realized gain on investments (Notes 1 and 3)	6,676,630

Net realized gain on swap contracts (Note 1)	33

Net realized loss on foreign currency transactions (Note 1)	(79)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(45)

Net unrealized appreciation of investments and TBA sale commitments during the period	6,235,527

Net gain on investments	12,912,066

Net increase in net assets resulting from operations	$14,300,936

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Decrease in net assets

Operations:

Net investment income	$1,388,870	$3,315,184

Net realized gain on investments and foreign currency transactions	6,676,584	9,661,792

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,235,482	8,328,010

Net increase in net assets resulting from operations	14,300,936	21,304,986

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,652,136)	(1,872,551)

Class IB	(1,595,306)	(1,873,492)

Decrease from capital share transactions (Note 4)	(14,056,272)	(23,279,944)

Total decrease in net assets	(3,002,778)	(5,721,001)

Net assets:

Beginning of period	173,285,587	179,006,588

End of period (including undistributed net investment income of $1,199,801 and $3,058,373, respectively)	$170,282,809	$173,285,587

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/13†	$8.00	.07	.61	.68	(.17)	—	(.17)	$8.51	8.52*	$82,233	.36*	.86*	43*

12/31/12	7.25	.15	.77	.92	(.17)	—	(.17)	8.00	12.77	82,153.74		1.99	87

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	3.15	237

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	3.85	140

Class IB

6/30/13†	$7.97	.06	.61	.67	(.15)	—	(.15)	$8.49	8.39*	$88,050	.48*	.73*	43*

12/31/12	7.22	.13	.77	.90	(.15)	—	(.15)	7.97	12.54	91,133.99		1.74	87

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	2.87	237

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	3.59	140

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.05%

12/31/08	0.04

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and value stocks of large and midsize U.S. companies, with a greater focus on value stocks. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate-to long term maturities (three years or longer).

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The

Putnam VT George Putnam Balanced Fund 15

cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

16 Putnam VT George Putnam Balanced Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $119,044,675 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$85,271,262	$—	$85,271,262	12/31/16

33,773,413	—	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $147,024,927, resulting in gross unrealized appreciation and depreciation of $35,812,288 and $1,788,801, respectively, or net unrealized appreciation of $34,023,487.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680% of the first $5 billion,
0.630% of the next $5 billion,
0.580% of the next $10 billion,
0.530% of the next $10 billion,
0.480% of the next $50 billion,
0.460% of the next $50 billion,
0.450% of the next $100 billion, and
0.445% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$41,887
Class IB	46,034

Total	$87,921

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $13 under the expense offset arrangements and by $2,923 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $129, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management

Putnam VT George Putnam Balanced Fund 17

Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$114,151

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $66,399,833, and $81,455,883, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $16,845,815 and $16,262,559, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	132,745	$1,126,599	347,405	$2,668,117	115,012	$968,228	321,691	$2,432,022

Shares issued in connection with
reinvestment of distributions	197,861	1,652,135	245,420	1,872,551	191,513	1,595,306	246,188	1,873,492

	330,606	2,778,734	592,825	4,540,668	306,525	2,563,534	567,879	4,305,514

Shares repurchased	(934,986)	(7,882,906)	(1,774,330)	(13,608,864)	(1,367,874)	(11,515,634)	(2,424,259)	(18,517,262)

Net decrease	(604,380)	$(5,104,172)	(1,181,505)	$(9,068,196)	(1,061,349)	$(8,952,100)	(1,856,380)	$(14,211,748)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

OTC credit default swap contracts (notional)	$2,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Swaps	Total

Credit contracts	$33	$33

Total	$33	$33

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$15,519,863	$2,401,909	$17,921,772	$2,498	$—

Putnam Short Term Investment Fund*	—	36,060,637	14,540,386	4,163	21,520,251

Totals	$15,519,863	$38,462,546	$32,462,158	$6,661	$21,520,251

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

18 Putnam VT George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an

Putnam VT George Putnam Balanced Fund 19

appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net

20 Putnam VT George Putnam Balanced Fund

asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 163, 155 and 139 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one- and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance 2008, which was largely due to the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments, and that the fund’s relative performance has improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2012 and in the first quartile for the three-year period then ended. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT George Putnam Balanced Fund 21

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees	John A. Hill
Putnam Investment	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair	Paul L. Joskow
Management, LLC	Mailing address:	Liaquat Ahamed	Kenneth R. Leibler
One Post Office Square	P.O. Box 8383	Ravi Akhoury	Robert E. Patterson
Boston, MA 02109	Boston, MA 02266-8383	Barbara M. Baumann	George Putnam, III
	1-800-225-1581	Charles B. Curtis	Robert L. Reynolds
Investment Sub-Manager		Robert J. Darretta	W. Thomas Stephens
Putnam Investments Limited	Custodian	Katinka Domotorffy
57–59 St James’s Street	State Street Bank and Trust
London, England SW1A 1LD	Company

Marketing Services	Legal Counsel	The fund’s Statement of Additional Information contains additional
Putnam Retail Management	Ropes & Gray LLP	information about the fund’s Trustees and is available without
One Post Office Square		charge upon request by calling 1-800-225-1581.
Boston, MA 02109

This report has been prepared for the shareholders
of Putnam VT George Putnam Balanced Fund.	282482 8/13	H504

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013